ACQUISITIONS	12 Months Ended
Dec. 31, 2023
ACQUISITIONS
ACQUISITIONS

3.ACQUISITIONS

On April 30, 2021, the Group completed the acquisition of 100% equity interest of CitiGO hotels from Cjia Group, a related party of the Group. CitiGO brand is a light luxury and social hotel brand, which are mainly distributed in first and second-tier cities in China. The aggregated consideration was RMB783, and RMB749 and RMB33 were respectively paid in cash in 2021 and 2023.

The allocation of the purchase price as of the date of acquisition is summarized as follows:

		Amortization Period
Current assets	34
Property and equipment	296	5-12 years
Operating lease right-of-use assets	1,119	Remaining lease terms
Other non-current assets	33
Franchise agreement	61	Remaining contract terms
Brand names	90	Indefinite-life
Goodwill	372
Operating lease liabilities, current	(153)
Other current liabilities	(23)
Operating lease liabilities, non-current	(987)
Other noncurrent liabilities	(5)
Deferred tax liabilities	(33)
Noncontrolling interest	(21)
Total	783

Goodwill was recognized as a result of expected synergies from combining operations of the Group and acquired business and other intangible assets that don’t qualify for separate recognition. The acquired business has been migrated to the Group’s business. The goodwill generated from the CitiGO acquisition is allocated to the reporting unit of legacy Huazhu. Goodwill is not deductible for tax purposes.

During the years ended December 31, 2021 and 2022, the Group acquired three and seven individual companies for total cash consideration of RMB51 and RMB9, respectively. The business acquisitions were accounted for under purchase accounting. The assets and liabilities of these companies acquired in 2021 and 2022 were immaterial to the consolidated financial statements. There was no acquisition for the year ended December 31, 2023.